                                                                 EXHIBIT 4.13.11


                                    GUARANTY

New York, New York                                                April 29, 2005

         FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. ("Laurus") to or for the account of Epixtar Corp., a Florida corporation ("EPXR"), and/or Voxx Corporation, a Florida corporation ("Voxx") (EPXR and Voxx, together with each applicable subsidiary of EPXR, collectively, the "Debtor"), from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as "Guarantors " or "the undersigned") unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Debtor to Laurus and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Debtor or one or more parties and Debtor is or may become liable to Laurus, whether incurred by Debtor as maker, endorser, drawer, acceptor, guarantors , accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Laurus, whether arising under, out of, or in connection with (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Debtor and Laurus (the "Securities Purchase Agreement") and/or (ii) each Related Agreement referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Debtor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Debtor under Title 11, United States Code, including, without limitation, obligations or indebtedness of Debtor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case, irrespective of the allowability, allowance or disallowance of such post-petition interest, fees, costs and charges. Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:

         87. No Impairment. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with Debtor or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and Debtor or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Debtor, or any change in the composition, nature, personnel or location of Debtor and shall extend to any successor entity to Debtor including a debtor in possession or the like under any Insolvency Law.

         88. Guaranty Absolute. Subject to Section 5(c), each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Debtor with respect thereto. Guarantors hereby knowingly accept the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that Debtor will contract additional indebtedness for which Guarantors may be liable hereunder after Debtor's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Debtor has properly authorized incurring such additional indebtedness. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Debtor, have been made by Laurus to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Debtor shall be governed solely by the provisions of the Documents. The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any limitation on any party's liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Debtor, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or
(g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Laurus shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

         89. Waivers.

             89.1 This Guaranty is a guaranty of payment and not of collection. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Debtor or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. Each of the Guarantors further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, Debtor and/or the undersigned with respect to the undersigned's obligations under this Guaranty, or which Debtor may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

             89.2 Each of the undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Debtor's financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

             89.3 Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against Debtor or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Debtor in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by Debtor on account of the Obligations are paid in full and Laurus' obligation to extend credit pursuant to the Documents have been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and Laurus' obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two
(2) business days of, receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future debts and obligations of Debtor to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of Debtor to Laurus.

         90. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Laurus' possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Laurus (each such entity, an "Affiliate") shall be deemed held by Laurus or such Affiliate, as the case may be, as security for any and all of the undersigned's obligations to Laurus and to any Affiliate of Laurus, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

         91. Representations and Warranties. Each of the undersigned respectively, hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

             91.1 Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

             91.2 Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

             91.3 Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor's rights and general principles of equity that restrict the availability of equitable or legal remedies.

             91.4 Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Laurus on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

             91.5 Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

             91.6 Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

             91.7 Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Debtor to Laurus.

         92. Acceleration.

             92.1 If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by Debtor or any of the undersigned to Laurus, or either Debtor or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus' possession, or otherwise, any and all Obligations shall for purposes hereof, at Laurus' option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Debtor.

             92.2 Each of the undersigned will promptly notify Laurus of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Laurus shall have the right to accelerate such undersigned's obligations hereunder.

         93. Payments from Guarantors. Laurus, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

         94. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder or under any of the Obligations.

         95. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned's successors and assigns, until all of the Obligations have been paid in full and Laurus' obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

         96. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned's obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

         97. Books and Records. The books and records of Laurus showing the account between Laurus and Debtor shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

         98. No Waiver. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

         99. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

         100. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT HAVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. EXCEPT AS SET FORTH BELOW IN THIS SECTION 14, ANY AND ALL DISPUTES, CONTROVERSIES AND CLAIMS THAT ANY GUARANTOR MAY ASSERT AGAINST LAURUS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT SHALL BE DETERMINED EXCLUSIVELY BY ARBITRATION (EACH SUCH ARBITRATION, AN "ARBITRATION") IN NEW YORK CITY BEFORE A PANEL OF THREE NEUTRAL ARBITRATORS AGREED TO BY LAURUS AND THE DEBTOR (COLLECTIVELY, THE "ARBITRATORS") IN ACCORDANCE WITH AND PURSUANT TO THE THEN EXISTING COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT TO ASSERT SUCH CLAIMS IN ANY OTHER FORUM. THE ARBITRATORS SHALL HAVE THE POWER IN THEIR DISCRETION TO AWARD SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF (BUT SHALL NOT HAVE THE POWER TO RENDER ANY INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES) AND REASONABLE ATTORNEYS' FEES AND EXPENSES TO ANY PARTY IN ANY ARBITRATION. THE ARBITRATORS MAY NOT CHANGE, MODIFY OR ALTER ANY EXPRESS CONDITION, TERM OR PROVISION OF THIS GUARANTY OR OF ANY OTHER DOCUMENT NOR SHALL THEY HAVE THE POWER TO RENDER ANY AWARD AGAINST LAURUS THAT WOULD HAVE SUCH EFFECT. EACH ARBITRATION AWARD SHALL BE FINAL AND BINDING UPON THE PARTIES SUBJECT THERETO AND JUDGMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION. THE SERVICE OF ANY NOTICE, PROCESS, MOTION OR OTHER DOCUMENT IN CONNECTION WITH AN ARBITRATION OR FOR THE ENFORCEMENT OF ANY ARBITRATION AWARD MAY BE MADE IN THE SAME MANNER AS COMMUNICATIONS MAY BE GIVEN UNDER SECTION 17 HEREOF. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 14 NOR ANY OTHER PROVISION CONTAINED IN THIS GUARANTY OR IN ANY OTHER DOCUMENT SHALL LIMIT IN ANY MANNER WHATSOEVER LAURUS' RIGHT TO COMMENCE AN ACTION AGAINST OR IN CONNECTION WITH THE DEBTOR, ANY GUARANTOR OR THEIR RESPECTIVE PROPERTIES IN ANY COURT OF COMPETENT JURISDICTION OR OTHERWISE UTILIZE JUDICIAL PROCESS IN CONNECTION WITH OR ARISING OUT OF LAURUS' RIGHTS AND REMEDIES UNDER THIS GUARANTY AND/OR ANY OTHER DOCUMENT OR OTHERWISE (ANY SUCH ACTION, A "COURT ACTION"). COURT ACTIONS MAY BE BROUGHT BY LAURUS IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION AND EACH GUARANTOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE OF INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION IN SUCH FORUM OR RIGHT OF REMOVAL OR RIGHT TO JURY TRIAL UNDER ANY APPLICABLE LAW OR DECISION OR OTHERWISE. SERVICE OF ANY NOTICE, PROCESS, MOTION OR OTHER DOCUMENT IN CONNECTION WITH A COURT ACTION MAY BE MADE IN THE SAME MANNER AS COMMUNICATIONS MAY BE GIVEN UNDER SECTION 17. IN ADDITION, LAURUS MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED UNDER APPLICABLE LAW.

         101. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         102. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and Laurus. Notwithstanding anything to the contrary contained in this Guaranty, the terms and conditions of this Guaranty shall be subject in all respects to the terms and conditions of the Intercreditor Agreement. In the event that the terms and conditions of this Guaranty are in contravention of the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall prevail.

         103. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

         104. Successors. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred. Notwithstanding anything to the contrary contained in this Guaranty, the term "Laurus" as herein used shall include Laurus, individually, in its capacity as collateral agent pursuant to that certain Intercreditor Agreement, dated as of May 14, 2004, among Laurus, EPXR, and the bridge loan creditors party thereto, in its capacity as collateral agent pursuant to that certain Intercreditor Agreement, dated as the date hereof, among Laurus, EPXR, Voxx and [Laidlaw], any parent of Laurus', any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Guaranty shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of each Guarantor.

         105. Release. Nothing except cash payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

                        [REMAINDER OF THIS PAGE IS BLANK.
                       SIGNATURE PAGE IMMEDIATELY FOLLOWS]

         IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 29th day of April, 2005.

                                        NOL GROUP, INC.

                                        By:          /s/ Deborah Gambone
                                                     ---------------------------
                                        Name:        Deborah Gambone
                                                     ---------------------------
                                        Title:       Vice President
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Delaware


                                        NATIONAL ONLINE SERVICES, INC.

                                        By:          /s/ Deborah Gambone
                                                     ---------------------------
                                        Name:        Deborah Gambone
                                                     ---------------------------
                                        Title:       Vice President
                                                     ---------------------------

                                        Address:  11900 Biscayne Boulevard
                                                     Suite 700
                                                    Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile:  305-503-8610
                                        State of Incorporation: Delaware

                                        LIBERTY ONLINE SERVICES, INC.

                                        By:          /s/ Deborah Gambone
                                                     ---------------------------
                                        Name:        Deborah Gambone
                                                     ---------------------------
                                        Title:       Vice President
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Delaware

                                        AMERIPAGES, INC.

                                        By:          /s/ Deborah Gambone
                                                     ---------------------------
                                        Name:        Deborah Gambone
                                                     ---------------------------
                                        Title:       Vice President
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Delaware

                                        B2B ADVANTAGE, INC.

                                        By:          /s/ Deborah Gambone
                                                     ---------------------------
                                        Name:        Deborah Gambone
                                                     ---------------------------
                                        Title:       Vice President
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Delaware

                                        EPIXTAR INTERNATIONAL CONTACT
                                        CENTER GROUP, INC.

                                        By:          /s/ Ilene Kaminsky
                                                     ---------------------------
                                        Name:        Ilene Kaminsky
                                                     ---------------------------
                                        Title:       CEO
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Delaware

                                        EPIXTAR CORP.

                                        By: /s/ Ilene Kaminsky
                                        Name: Ilene Kaminsky
                                        Title: CEO

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Florida

                                        VOXX CORPORATION

                                        By:          /s/ Ilene Kaminsky
                                                     ---------------------------
                                        Name:        Ilene Kaminsky
                                                     ---------------------------
                                        Title:       CEO
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation:  Florida

                                        EPIXTAR MARKETING CORP.

                                        By:          /s/ Ilene Kaminsky
                                                     ---------------------------
                                        Name:        Ilene Kaminsky
                                                     ---------------------------
                                        Title:       CEO
                                                     ---------------------------

                                        Address:   11900 Biscayne Boulevard
                                                   Suite 700
                                                   Miami, Florida 33181
                                        Telephone: 305-503-8600
                                        Facsimile: 305-503-8610
                                        State of Incorporation: Florida